UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):

June 30, 2006

THE BANK OF NEW YORK COMPANY, INC.

(exact name of registrant as specified in its charter)

NEW YORK	001-06152	13-2614959
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

One Wall Street, New York, NY	10286
(Address of principal executive offices)	(Zip code)

212-495-1784

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

On June 30, 2006, The Bank of New York Company, Inc. (the “Company”) entered into a Letter Agreement with Releases (“Letter Agreement”) with Joseph M. Velli, Senior Executive Vice President of the Company and BNY Securities Group, in connection with a transaction announced on June 30, 2006. (the “Transaction”), referred to in the press release furnished as Exhibit 99.1 under Item 7.01 of this Form 8-K.

Under the terms of the Letter Agreement, in consideration of his release of all claims against the Company, including but not limited to any claims under the Employee Severance Agreement referred to in Item 1.02 of this Form 8-K, below, Mr. Velli will receive cash payments of $6,521,500 upon, and certain stock option grants will vest on an accelerated basis one year after, the closing of the Transaction, which is expected to take place on September 30, 2006, when his employment with the Company will be terminated. Mr. Velli will also be entitled to a special compensation award of a pro-rata portion of $3,867,044 based on the number of days from January 1, 2006 to the closing of the Transaction. In addition, Mr. Velli will forfeit all of his restricted stock and earned performance shares. The text of the Agreement is filed herewith as Exhibit 10.1 to this Form 8-K and incorporated herein by reference in its entirety.

ITEM 1.02	Termination of a Material Definitive Agreement

In connection with the Transaction, the Employee Severance Agreement, dated July 11, 2000, between the Company and Mr. Velli will be superseded by, and will terminate upon, the effectiveness of the Letter Agreement described above. The Employee Severance Agreement generally provides that in the event of a “Change in Control” (as defined therein) of the Company, Mr. Velli will be provided with a pro-rata portion of his annual bonus for the fiscal year in which termination occurs calculated according to a formula based on his last year’s bonus, severance pay in an amount equal to two times the sum of his (x) annual salary rate immediately prior to the Change in Control and (y) highest annual bonus earned during the last two completed fiscal years immediately preceding the executive officer’s termination date, as well as certain other benefits. The text of the Employee Severance Agreement is filed herewith as Exhibit 10.2 to this Form 8-K and incorporated herein by reference in its entirety.

Item 7.01	Regulation FD Disclosure

The Company issued a press release related to the Transaction on June 30, 2006, a copy of which is included as Exhibit 99.1 to this Form 8-K and incorporated herein by reference in its entirety. Exhibit 99.2 is a copy of the presentation materials used in connection with the investor presentation for the Transaction. This information is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and the information contained in Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

ITEM 9.01	Financial Statements and Exhibits

Index to and Description of Exhibits

(c)	Exhibit	Description

	10.1	Letter Agreement with Releases, dated June 30, 2006, between The Bank of New York Company, Inc. and Joseph M. Velli

	10.2	Employee Severance Agreement, dated July 11, 2000, between The Bank of New York Company, Inc. and Joseph M. Velli

	99.1	Press release, dated June 30, 2006, related to the Transaction

	99.2	Presentation materials for the investor presentation by The Bank of New York Company, Inc. related to the Transaction

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2006

THE BANK OF NEW YORK COMPANY, INC.
(Registrant)

By:	/s/ Bart R. Schwartz
Name:	Bart R. Schwartz
Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement with Releases, dated June 30, 2006, between The Bank of New York Company, Inc. and Joseph M. Velli

10.2	Employee Severance Agreement, dated July 11, 2000, between The Bank of New York Company, Inc. and Joseph M. Velli

99.1	Press release, dated June 30, 2006, related to the Transaction

99.2	Presentation materials for the investor presentation by The Bank of New York Company, Inc. related to the Transaction